Redeemable Convertible Preferred Stock	12 Months Ended
Dec. 31, 2021
Temporary Equity Disclosure [Abstract]
Redeemable Convertible Preferred Stock
10. Redeemable Convertible Preferred Stock
In March 2017, Old Tango executed a stock purchase agreement to sell 55,000,000 shares of redeemable convertible series A preferred stock (“Series A”). This agreement was subsequently amended in July 2017 to increase the authorized capital to 55,700,000 shares of Series A.
Pursuant to the initial closing of the Series A stock purchase agreement, Old Tango issued an aggregate of 18,700,000 shares of Series A convertible preferred stock for $1.00 per share, resulting in net proceeds of $14.0 million after deducting $4.7 million related to the settlement of the convertible notes and accrued interest that were previously outstanding. During the year-ended December 31, 2018, Old Tango issued 26,000,000 additional shares of Series A preferred stock at a price of $1.00 per share resulting in total proceeds from this issuance of $26.0 million. In January 2019, Old Tango issued 11,000,000 additional shares of Series A preferred stock at a price of $1.00 per share resulting in total proceeds from this issuance of $11.0 million. The aggregate issuance costs associated with the issuance of all three issuances of Series A preferred stock was less than $0.1 million.
In April 2020, Old Tango executed a stock purchase agreement to sell shares of redeemable convertible series B preferred stock (“Series B”). The Series B stock purchase agreement allows for the issuance of up to 45,372,051 shares. In April 2020, Old Tango issued 22,686,025 shares of Series B at a price of $1.32 per share. Proceeds from this issuance totaled $29.8 million, net of $0.2 million in issuance costs. In March 2021, Old Tango sold 22,686,025 additional shares of Series B stock at a price of $1.32 per share upon the achievement of specified development milestones in connection with the second tranche of the Series B stock purchase agreement. Proceeds from this issuance totaled $30.0 million. Total issuance costs associated with the March 2021 issuance of Series B preferred stock was less than $0.1 million.
In August 2020, Old Tango executed a stock purchase agreement to sell shares of redeemable convertible series
B-1
preferred stock (“Series
B-1”).
The Series
B-1
stock purchase agreement allowed for the issuance of up to 27,152,255 shares. All 27,152,255 shares of Series
B-1
were issued at a price of $1.89 per share in August 2020. Proceeds from this issuance was $51.1 million, net of $0.1 million in issuance costs.
Conversion of Redeemable Convertible Preferred Stock
Pursuant to the terms of the Merger Agreement, upon the Effective Time, each share of Old Tango’s Preferred Stock issued and outstanding immediately prior to the Effective Time was converted into a share of Old Tango’s common stock and subsequently converted into shares of New Tango common stock using an exchange ratio of 0.34. A retroactive adjustment has been applied to all periods presented to reflect the Business Combination and reverse recapitalization, therefore, resulting in no outstanding Preferred Stock as of December 31, 2021 and 2020. Refer to Note 3 for additional discussion.
Undesignated Preferred Stock
The Company’s Certificate of Incorporation, as amended and restated, authorizes the Company to issue shares of preferred stock with a par value of $0.001 per share. The number of shares of preferred stock authorized to be issued is 10,000,000 shares as of December 31, 2021. The shares of preferred stock are currently undesignated.